Other Accounts Receivables	12 Months Ended
Dec. 31, 2023
Other Accounts Receivables [Abstract]
OTHER ACCOUNTS RECEIVABLES

Note 8: - Other Accounts Receivables

	December 31,
	2023	2022
	U.S. Dollars in thousands
Prepaid expenses	$4,405	$3,875
Inventory designated for R&D activities	-	3,732
Government authorities	981	645
Derivatives financial instruments mainly measured at fair value through other comprehensive income	149	-
Accrued income	45	451
Other(1)	385	7
Total Other Accounts Receivables	$5,965	$8,710

(1)

The balance includes short-term lease in the amount of $134 thousand that was classified to other accounts receivables (refer to Note 15 for further details), and $247 thousand bank guarantee provided (refer to Note 19 for further details).